UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2018

Zero Gravity Solutions, Inc.

(Exact Name of Registrant as Specified in its charter)

Nevada	000-55345	46-1179352
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

190 NW Spanish River Boulevard Boca Raton, Florida (Address of principal executive offices)	33431 (Zip Code)

Registrant’s telephone number, including area code: (561) 416-0400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not Applicable	Not Applicable	Not Applicable

Item 1.01 Entry into a Material Definitive Agreement.

December 2018 and January 2019 Loans

On or about December 11, 2018, Zero Gravity Solutions, Inc., a Nevada corporation (the “Company”), and an accredited investor (the “Investor”), entered into a Securities Purchase Agreement (the “First SPA”), pursuant to which the Investor agreed to invest $125,000 into the Company in exchange for (a) a Convertible Promissory Note of the Company (the “First Note”) having an aggregate principal amount of $136,000 and being convertible into common stock of the Company (“Common Stock”), and (b) a Common Stock Purchase Warrant to purchase up to 100,000 shares of Common Stock (the “First Warrant”). The First Note carried an original issue discount of $11,000.

On or about January 11, 2019, the Company and the Investor entered into a Securities Purchase Agreement (the “Second SPA”), pursuant to which the Investor agreed to invest an additional $82,000 into the Company in exchange for (a) a Convertible Promissory Note of the Company (the “Second Note”) having an aggregate principal amount of $94,500 and being convertible into Common Stock, and (b) a Common Stock Purchase Warrant to purchase up to 100,000 shares of Common Stock (the “Second Warrant”). The Second Note carried an original issue discount of $10,000 and transaction fee of $2,500.

The First SPA and the Second SPA shall collectively be referred to as the “SPAs”, the First Note and the Second Note shall collectively be referred to as the “Loan Notes”, and the First Warrant and Second Warrant shall collectively be referred to as the “Loan Warrants”. The Loan Notes were made on substantially the same terms, except as noted below. The SPAs and Loan Warrants were made on the same terms. The Loan Notes bear interest at the rate of eight percent (8%) per annum, with at least the first twelve (12) months of interest guaranteed. The Loan Notes must be repaid in full by the Company, plus all accrued and unpaid interest thereon, upon the earlier of the date the Company issues any debt with any higher seniority rights than provided under the Loan Notes, or nine (9) months from the date of issuance. Any principal or interest not paid on or before the date due will accrue at a rate of eighteen percent (18%) per annum.

At any time the Loan Notes are outstanding, the Investor may convert any or all outstanding principal, interest and any other amounts due into Common Stock at a conversion price equal to the lesser of $3.00 or a “variable conversion price” representing a thirty-five percent (35%) discount to the market price (determined by multiplying sixty-five percent (65%) by the lowest one trading price for the Common Stock during the fifteen (15) trading day period ending on the last complete trading day prior to the date of conversion). The discounted variable conversion price is subject to further discounts upon the occurrence of the following: (a) an event of default under the Loan Note (resulting in a ten percent (10%) increase); (b) if the Common Stock is not deliverable via DWAC one hundred eighty (180) days after the Loan Note issue date (resulting in a ten percent (10%) increase); (c) if the average trading value of the Company is less than $50,000 (resulting in a five percent (5%) increase); or (d) if the Company does not close and announce a $4 million equity raise within ninety (90) days of the Loan Note issue date (resulting in a five percent (5%) increase). The variable conversion price will adjust to any subsequent transaction price which is a discount to the variable conversion price, and in the event the Company conducts a transaction structured under Section 3(a)(10) of the Securities Act of 1933, as amended (the “Securities Act”), a liquidated damages charge of twenty five percent (25%) will become immediately due and payable. Prepayment of all outstanding amounts due on each Loan Note may be made by the Company at a premium of 110% during the first ninety (90) days after issuance, 120% during the next sixty (60) days, 130% during the next thirty (30) days, and 140% during the next thirty (30) days. No prepayment may be made after 180 days following issuance. The Loan Notes contain other customary provisions for events of default and acceleration of sums due. The Second Note further provides that if, by March 31, 2019, the Company does not publicly report that it has (a) established a relationship with at least one national retail chain, or other chains which in the aggregate comprise at least 1,500 physical locations, and (b) obtained purchase orders for delivery of its BAM-FX® product in a quantity of at least 1,500 units for distribution to 1,500 physical locations of a national retail chain or aggregated other chains’ physical locations (or a national retail chain’s central warehouse location with intent to such distribute), then beginning on April 1, 2019, the interest rate of the Second Note will increase to twelve percent (12%) per annum, an additional discount of 7.5% will be factored into its variable conversion price and the principal balance of the Second Note will increase by $10,000.

The Loan Warrants are exercisable within five (5) years of issuance into shares of Common Stock at $1.75 per share, subject to adjustment. In addition to the terms customarily included in such instruments, the Loan Warrants may be exercised by the holders thereof by providing to the Company a notice of exercise, payment and surrender of their respective Loan Warrant. The Loan Warrants may be exercised on a cashless basis at any time that the market price of one share of Common Stock is greater than the exercise price ($1.75). In addition, the number of shares and exercise price of the Loan Warrants are subject to adjustment upon the occurrence of specified events including, without limitation, a dilutive issuance at a price per share less than the exercise price, the payment of certain stock dividends, a subdivision or combination of the outstanding shares of Common Stock, a reclassification of the Common Stock, a consolidation or merger of the Company, a sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange affecting the Company.

The foregoing descriptions of the First SPA, First Note, First Warrant, Second SPA, Second Note, and Second Warrant do not purport to be complete and are qualified in their entirety by reference to the full text of the First SPA, First Note, First Warrant, Second SPA, Second Note, and Second Warrant filed as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6 hereto, respectively, and are incorporated herein by reference.

Aggregate gross proceeds in connection with the Loan Notes were $207,000 and proceeds net of legal fees and commission were $203,000. Aggregate legal fees of $4,000 were paid to the Investor’s counsel, and commissions were paid in connection with the Loan Notes and Loan Warrants equal to ten percent (10%) of the cash received thereof, totaling $20,700 in the aggregate. The Loan Notes included an original issue discount of $21,000 in the aggregate, and the principal amount of the Second Note included a transaction fee of $2,500. The Company intends to use the proceeds from the investments to fund working capital requirements and for general corporate purposes.

May 2019 Refinancing

On or about May 11, 2019, the Company entered into an Exchange and Release Agreement (each, an “Exchange Agreement”), with certain holders of the Company’s Promissory Notes (each, an “Old Note”), including certain members of the Board of Directors and/or their respective affiliates, pursuant to which, among other things, the holders thereof agreed to exchange all or part of the amounts owed under their Old Notes for new 10% Series A Secured Convertible Promissory Notes (each, a “Series A Note”). The face value of a Series A Note is equal to the principal face amount of an Old Note plus all interest due or accrued under the Old through March 31, 2019.

Furthermore, pursuant to each Exchange Agreement, in connection with any such exchange, the holder of an Old Note may, in their sole discretion, also exchange any warrant that such note holder received in connection with the issuance of the Old Notes for a new warrant to purchase shares of Common Stock (an “Exchange Warrant”).

Such transactions contemplated by the Exchange Agreements are referred to herein as the “Refinancing”. The Company conducted the Refinancing in reliance upon the exemptions provided in the Securities Act, including Regulation D, Rule 506(b).

Series B Note Offering

Furthermore, each Exchange Agreement provides that the holder of an Old Note may, in their sole discretion, also subscribe for a 12% Series B Secured Convertible Promissory Note (a “Series B Note”) and be allowed to pay up to one-half of the subscription price of the Series B Note with amounts owed under the Old Note.

In accordance with the terms of the Exchange Agreements and in reliance upon the exemptions provided in the Securities Act, including Regulation D, Rule 506(b), the Company initiated a new private offering of its securities to certain prospective accredited investors and holders of Old Notes, and entered into Subscription Agreements (each, a “Subscription Agreement”) with certain of such noteholders, including certain members of the Board of Directors and/or their respective affiliates, pursuant to which, among other things, such noteholders subscribed to purchase Series B Notes and warrants to purchase shares of Common Stock (each, a “Purchase Warrant”).

The transactions contemplated by the Subscription Agreements are referred to herein as the “Offering”. Aggregate gross proceeds in connections with the Offering were $3,326,427, and proceeds net of commission were $3,226,782. Commissions were paid in connection with the Offering equal to 3% of the principal thereof, totaling $99,645 in the aggregate. The Company intends to use the proceeds from the Offering to fund working capital requirements.

Terms of Notes and Warrants

The Series A Notes and Series B Notes shall collectively be referred to herein as the “Offering Notes”. The Exchange Warrants and Purchase Warrants shall collectively be referred to herein as the “Offering Warrants”. The Offering Notes were made on substantially the same terms, except as noted. The Offering Warrants were made on substantially the same terms, except as noted.

The Series A Notes bear interest at the rate of ten percent (10%) per annum and the Series B Notes bear interest at the rate of twelve percent (12%) per annum, in each case, with such interest being payable by the Company in cash to the holders thereof beginning nine (9) months and fifteen (15) days from the issuance date of such Offering Note with interest payments due on the fifteenth (15th) day of each month thereafter. The Offering Notes shall be repaid in full by the Company, plus all unpaid interest thereon, by thirty-six (36) months from the date of issuance upon the tender of such Offering Note (the “Maturity Date”). Prepayment of all unpaid principal and interest on each such Offering Note may be made by the Company prior to the Maturity Date at any time without penalty or premium upon forty-five (45) days’ prior written notice to the holder of such Offering Note (a “Prepayment Notice”); provided, however, that a holder of a Series B Note may not receive a Prepayment Notice prior to the repayment of the principal and interest owing under any Old Note or Series A Note. The Offering Notes are secured by the assets of the Company and its subsidiaries, with the priority of the Series A Notes being subordinated to that of the Series B Notes. Furthermore, in additional to terms customarily included in such instruments, each holder of an Offering Note is entitled to convert the unpaid principal and interest due and owing under such Offering Note into Common Stock at any time prior to the earlier of (a) October 1, 2021 or (b) thirty (30) days following a Prepayment Notice. The conversion price under a Series A Note is two dollars ($2.00) per share and the conversion price under a Series B Note is one dollar ($1.00) per share.

Each (i) Exchange Warrant may be exercised by the holder thereof within three (3) years of issuance into shares of the Common Stock at an exercise price equal to one dollar ($1.00) per share and (ii) Purchase Warrant may be exercised at any time after issuance and through ninety (90) days after payment in full of the Offering Note at an exercise price equal to (A) one dollar ($1.00) per share if the Purchase Warrant is exercised on or before April 1, 2020, and (B) fifty cents ($0.50) per share if the Purchase Warrant is exercised after April 1, 2020, in each case, by providing to the Company a notice of exercise, payment and surrender of such Offering Warrant. In addition, the Offering Warrants are subject to adjustment upon the occurrence of specified events including, but not limited to, a payment of certain stock dividends, a subdivision or combination of the Company’s outstanding shares of Common Stock, a reclassification of the Common Stock, a consolidation or merger of the Company, a sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange affecting the Company.

The foregoing descriptions of the Exchange Agreements, the Series A Notes, the Exchange Warrants, the Subscription Agreements, the Series B Notes and the Purchase Warrants do not purport to be complete and are qualified in their entirety by reference to the full text of a form of an Exchange Agreement, a New Series A Note, an Exchange Warrant, a Subscription Agreement, a Series B Note and a Purchase Warrant filed as Exhibits 10.7, 10.8, 10.9, 10.10, 10.11 and 10.12 hereto, respectively, which are incorporated herein by reference.

The Company is providing this report in accordance with Rule 135c under the Securities Act, and the notice contained herein does not constitute an offer to sell the Company’s securities, and is not a solicitation for an offer to purchase the Company’s securities. The securities offered have not been registered under the Securities Act, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 3.02 by reference.

The Company has sold the securities in a private transaction in reliance on the exemption from registration afforded by Section 4(a)(2) of the Securities Act and Regulation D promulgated thereunder since, among other things, the above transaction did not involve a public offering. Additionally, the Company relied on similar exemptions under applicable state laws. The holders of the Loan Notes, Loan Warrants, Offering Notes and Offering Warrants had access to information about the Company and their investments, took the securities for investment and not resale, and the Company took appropriate measures to restrict the transfer of the securities. Upon issuance, the resale of the securities will not be registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Securities Purchase Agreement, between the Company and Crossover Capital Fund I, LLC, dated December 11, 2018
10.2	Convertible Promissory Note, issued by the Company to Crossover Capital Fund I, LLC, dated December 11, 2018
10.3	Common Stock Purchase Warrant, issued by the Company to Crossover Capital Fund I, LLC, dated December 11, 2018
10.4	Securities Purchase Agreement, between the Company and Crossover Capital Fund I, LLC, dated January 11, 2019
10.5	Convertible Promissory Note, issued by the Company to Crossover Capital Fund I, LLC, dated January 14, 2019
10.6	Common Stock Purchase Warrant, issued by the Company to Crossover Capital Fund I, LLC, dated January 11, 2019
10.7	Form of Exchange and Release Agreement used in the Refinancing
10.8	Form of new 10% Series A Secured Convertible Secured Promissory Note used in the Refinancing
10.9	Form of Exchange Warrant used in the Refinancing
10.10	Form of Subscription Agreement used in the Offering
10.11	Form of 12% Series B Secured Convertible Promissory Note used in the Offering
10.12	Form of Purchase Warrant used in the Offering

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZERO GRAVITY SOLUTIONS, INC.

Date: June 13, 2019

	By:	/s/ Timothy Peach
		Name:	Timothy Peach
		Title:	Chief Executive Officer